UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 21, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Boulevard, Suite 400, Burlingame, CA 94010

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (650) 685-2403

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 23, 2005, the company issued a press release announcing the revision of revenue guidance to $6,000,000 to $7,000,000 for the 1st quarter of 2005. This press release, which is furnished as Exhibit 99.1, is incorporated herein by reference.

Item 8.01	Other Matters.

On March 23, 2005, the company issued a press release announcing that it had received a dismissal of the Krakowski arbitration from the American Arbitration Association. This press release, which is furnished as Exhibit 99.1, is incorporated herein by reference.

As previously disclosed, on September 26, 2003, Andzej Krakowski, a former employee of foreignTV.com, Inc., filed a civil action seeking damages and injunctive relief for (i) statutory damages, costs and attorney fees resulting from our alleged willful copyright infringement, (ii) monetary damages in the amount of $436,477 for alleged breach of an employment agreement with foreignTV.com, (iii) the issuance of 180,000 shares of common stock in IA Global, (iv) monetary damages for alleged fraud, (v) monetary damages of at least $1,200,000, and (vi) punitive damages, costs and attorney fees. On January 10, 2004, the United States District Court for the Southern District of New York dismissed without prejudice the complaint filed by Andzej Krakowski. On February 9, 2004, Mr. Krakowski filed for arbitration with the American Arbitration Association in East Providence, Rhode Island.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.
(b)	Pro Forma financial information – None.
(c)	Exhibits:

Exhibit No.	Description
99.1	Press release dated March 23, 2005 announcing the dismissal of the Krakowski arbitration and revising revenue guidance to $6,000,000-7,000,000 for the 1st quarter of 2005.

NOTE: THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING US AND OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. SPECIFICALLY, THE STATEMENT IN THIS REPORT RELEASE CONCERNING THE PROJECTED REVENUES FOR THE FIRST QUARTER OF 2005 IS A FORWARD-LOOKING STATEMENT. FORWARD-LOOKING STATEMENTS IN THIS REPORT REFLECT THE GOOD FAITH JUDGMENT OF OUR MANAGEMENT AND THE STATEMENTS ARE BASED ON FACTS AND FACTORS AS WE CURRENTLY KNOW THEM. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE OF THIS REPORT. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THE REPORT.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: March 23, 2005

By:	/s/ Alan Margerison

Alan Margerison

President and Chief Executive Officer